UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	November 3, 2026

OpenWorld, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39332	23-3023677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 International Parkway, Fifth Floor, Lake Mary, Florida		32746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 736-9400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	OPNW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Item 5.07 Submission of Matters to a Vote of Security Holders

On November 3, 2026, stockholders (the “Consenting Stockholders”) holding approximately 50.27% of the Company’s issued and outstanding shares of common stock, par value $0.001 per share (“Common Stock”), representing a majority of the Company’s outstanding voting power, acting by written consent pursuant to Section 78.320 of the Nevada Revised Statutes, approved the issuance of up to an aggregate of 5,035,970 shares (the “Warrant Shares”) of Common Stock upon the exercise of Series A Common Stock purchase warrants (the “Series A Common Warrants”) to purchase up to an aggregate of 2,517,985 shares of Common Stock, and Series B Common Stock purchase warrants (the “Series B Common Warrants” and together with the Series A Common Warrants the “Common Warrants”) to purchase up to an aggregate of 2,517,985 shares of Common Stock. As previously reported on the Company’s Current Report on Form 8-K filed on October 30, 2026 (Film no. 261508956), the Common Warrants were issued to an institutional investor on October 30, 2026, in a registered direct offering pursuant to a securities purchase agreement dated October 29, 2026 (the “Purchase Agreement”). The Consenting Stockholders approved the issuance of the Warrant Shares upon the exercise of the Common Warrants in accordance with their terms (the “Share Issuance Proposal”) as required by the Purchase Agreement and for the purposes of Nasdaq Listing Rule 5635(d).

The Company filed a preliminary Information Statement on Schedule 14C with the Securities and Exchange Commission on November 4, 2026 to inform its stockholders of the action taken by the Consenting Stockholders. The Common Warrants will not become exercisable pursuant to their terms until the twentieth (20th) day after the definitive Information Statement on Schedule 14C relating to the Share Issuance Approval is provided to the Company's stockholders of record.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OpenWorld, Inc.

Date: November 4, 2026	/s/ Gerard Hernandez
	Name:	Gerard Hernandez
	Title:	Chief Financial Officer

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